  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 22, 2016

Griffin Capital Essential Asset REIT II, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-55605

MD	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 469-6100
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01.    Entry into a Material Definitive Agreement
On November 22, 2016, Griffin Capital Essential Asset REIT II, Inc. (the "Registrant"), through its operating partnership, Griffin Capital Essential Asset Operating Partnership II, L.P. (the "Operating Partnership"), entered into an amendment (the "Increase Agreement") to the Credit Agreement dated as of December 12, 2014, and as amended by the First Amendment to Credit Agreement dated as of May 27, 2015 (as amended, the "Credit Agreement"), with KeyBank, National Association ("KeyBank") as administrative agent; Bank of America, N.A., SunTrust Bank, Capital One, National Association ("Capital One"), and Wells Fargo Bank, National Association, as co-syndication agents; and KeyBanc Capital Markets, Merrill Lynch, Pierce, Fenner and Smith Incorporated, SunTrust Robinson Humphrey, Inc., Capital One, and Wells Fargo Securities, LLC as joint lead arrangers and joint bookrunners to exercise its right under the Credit Agreement to increase the total commitments, as previously increased in August 2015, from $410 million to $550 million. In connection with the Increase Agreement, the Registrant, through the Operating Partnership, also entered into a Joinder Agreement with KeyBank and U.S. Bank National Association ("U.S. Bank"), for the admission of U.S. Bank as a lender with a commitment of $50 million under the Credit Agreement (the "Joinder Agreement"). With the admission of U.S. Bank, JP Morgan Chase Bank, N.A. terminated its commitment under the Credit Agreement and no longer serves as a lender, syndication agent, joint bookrunner, or joint lead arranger under the Credit Agreement. The information in this Item 1.01 description and Item 2.03 below is qualified in its entirety by reference to the terms of the Increase Agreement and the Joinder Agreement, which are attached as Exhibits 10.1 and 10.2 hereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information reported in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01    Exhibits
(d)     Exhibits.

10.1
Increase Agreement between Griffin Capital Essential Asset Operating Partnership II, L.P., KeyBank, National Association, Bank of America, N.A., SunTrust Bank, Capital One, National Association, JPMorgan Chase Bank, N.A., and Wells Fargo Bank, National Association

10.2	Joinder Agreement between Griffin Capital Essential Asset Operating Partnership II, L.P., KeyBank, National Association, and U.S. Bank National Association

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Capital Essential Asset REIT II, Inc.

Date: November 29, 2016	By:	/s/ Howard S. Hirsch
Howard S. Hirsch
Vice President and Secretary